RESTRICTED STOCK BONUS AGREEMENT
                           WITH K. PETER HIRTH, PH.D.

     THIS AGREEMENT is made as of the 16th day of September, 1997, by and between SUGEN, INC., a Delaware corporation (the "Company"), and K. Peter Hirth, Ph.D. ("Recipient").


                                  WITNESSETH:

     WHEREAS, Recipient has provided valuable services to the Company;

     WHEREAS, the Company desires to issue, and Recipient desires to receive, shares of the Company's common stock ("Common Stock") in consideration for past services rendered to the Company or for its benefit; and

     WHEREAS, the issuance of Common stock hereunder is in connection with and in furtherance of the Company's compensatory benefit program for participation of the Company's employees, directors, officers, consultants and advisors.

     NOW, THEREFORE, IT IS AGREED between the parties as follows:

     1. The Company hereby awards to Recipient twenty-five thousand (25,000) shares of Common Stock (the "Shares"), subject to the following terms and conditions.

     2. Provided that Recipient has continuously rendered services to the Company or any affiliate of the Company from and after the date of this Agreement through March 31, 1999, the Shares shall vest in their entirety on March 31, 1999 (the "Vesting Date"). However, to the extent the Vesting Date occurs on a date on which the trading of the Shares either (i) would result in liability to Recipient under Rule 10b-5 as promulgated under the Securities Exchange Act of 1934, as amended, or (ii) would be prohibited under the Company's trading window policy designed to prevent violations of Rule 10b-5, then the Vesting Date shall be delayed until the first date on which Recipient could trade the Shares without either incurring liability under Rule 10b-5 or violating the Company's insider trading window policy.

     3. If at any time prior to the Vesting Date, Recipient ceases to render services to the Company or any affiliate of the Company (the "Separation"), the Shares shall immediately cease vesting, Recipient shall have no further right in the Shares and the Shares shall automatically be reacquired by the Company at the Current Market Price (as hereinafter defined). The Current Market Price of the Company's Common Stock shall be the closing price (or bid price if there is no such closing price) of the Company's Common Stock quoted in the Over-The-Counter Market Summary or the closing price quoted on the Nasdaq National Market or on the primary national securities exchange on which the Common Stock is then listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal (or, if not so reported, as otherwise reported by the Nasdaq National Market) on the date of Recipient's Separation; provided, however, that if there is no public market for the Company's Common



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Stock,  the Current Market Price shall be the fair market value of the Company's
Common Stock as determined by the Company's Board of Directors in good faith.

     4. Recipient may satisfy any federal, state or local tax withholding obligation relating to the acquisition of the Shares by any of the following means or by a combination of such means: (1) tendering a cash payment, (2) authorizing the Company to withhold shares from the Shares otherwise issuable to Recipient as a result of the acquisition of the Shares, or (3) delivering to the Company owned and unencumbered shares of the Common Stock of the Company.

     5. Recipient acknowledges that the Shares to be issued pursuant to this Agreement have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and that the Shares are deemed to constitute "restricted securities" under Rule 144 promulgated under the Securities Act. In this connection, Recipient warrants and represents to the Company that Recipient is holding the Shares for Recipient's own account and that Recipient has no present intention of distributing or selling said stock except as permitted under the Securities Act. Recipient further warrants and represents that Recipient has either (i) a preexisting personal or business relationship with the Company or any of its officers, directors or controlling persons, or (ii) the capacity to protect his or her own interests in connection with the receipt of the Shares by virtue of the business or financial expertise of any professional advisors to Recipient who are unaffiliated with, and who are not compensated by, the Company or any of its affiliates, directly or indirectly. Recipient further acknowledges that the exemption from registration under Rule 144 will not be available for at least two (2) years from the date of acquisition of the Shares, unless at least one (1) year from the date of acquisition (i) a public trading market then exists for the Common Stock of the Company, (ii) adequate information concerning the Company is then available to the public and (iii) other terms and conditions of Rule 144 are complied with; and that any disposition of the Shares may be made only in limited amounts in accordance with such terms and conditions.

     6. Until the Vesting Date, the Shares shall be issued in book form only and share certificates shall not be issued. Notwithstanding the foregoing, in the event that certificates representing the Shares are issued, all such certificates shall have endorsed thereon the following legends:

         (a) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE UNVESTED AND SUBJECT TO FORFEITURE IN ACCORDANCE WITH THE RESTRICTED STOCK BONUS AGREEMENT BETWEEN THE ISSUER AND THE REGISTERED HOLDER, OR THE PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE ISSUER'S PRINCIPAL OFFICE. ANY TRANSFER OR ATTEMPTED TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS VOID WITHOUT THE PRIOR EXPRESS WRITTEN CONSENT OF THE ISSUER."

         (b) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THEY MAY NOT BE SOLD OR

     OFFERED  FOR  SALE OR  OTHERWISE  DISTRIBUTED  UNLESS  THE  SECURITIES  ARE
     REGISTERED   UNDER  THE  SECURITIES  ACT  OR  AN  EXEMPTION   THEREFROM  IS
     AVAILABLE."

     7. Recipient agrees that it shall in no event make any disposition of all or any portion of the Shares unless and until:

         (i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

         (ii) (a) Recipient shall have notified the Company of the proposed disposition and shall have furnished the Company with a derailed statement of the circumstances surrounding the proposed disposition, (b) Recipient shall have furnished the Company with an opinion of its own counsel to the effect that such disposition will not require registration of the Shares under the Securities Act, and (c) such opinion of its counsel shall have been concurred in by counsel for the Company, such concurrence not to be unreasonably withheld, and the Company shall have advised Recipient of such concurrence.

     8. The Company shall not be required (i) to transfer on its books any Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or the terms of the Securities Act, or
(ii) to treat as owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares shall have been so transferred.

     9. Subject to the provisions of this Agreement, Recipient shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the Shares. Recipient shall be deemed to be the holder of the Shares for purposes of receiving any dividends which may be paid with respect to such Shares and for purposes of exercising any voting rights relating to such Shares, even if some or all of such Shares have not yet vested and been released from the Company's reacquisition right.

     10. If any change is made in the Shares subject to this Agreement (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), this Agreement will be appropriately adjusted in the class(es) of securities, maximum number of Shares and price per Share subject to this Agreement.

     11. In the event of: (1) a merger or consolidation in which the Company is not the surviving corporation; (2) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; (3) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged; (4) a transaction or group of related transactions involving the sale of all or substantially all of the Company's assets; (5) the acquisition by any person, entity or group (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any subsidiary of the Company) of the beneficial ownership, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power in the election of members of the board of directors of the Company; or (6) a change in the composition of the Company's Board of Directors such that, during any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board of Directors, together with individuals who are Approved New Directors (as defined below), cease for any reason to have authority to cast at least a majority of the votes which all directors on the Board are entitled to vote; then, to the extent not prohibited by law, the time during the Vesting Date shall be accelerated prior to such event. For purposes of this Agreement, an "Approved New Director" shall be a Board member whose election, or the nomination for election by the Company's stockholders, was approved by a vote of a majority of the votes entitled to be cast by the directors then still in office who were directors at the beginning of the period.

     12. The acquisition and vesting of the Shares may have adverse tax consequences to the Recipient which may avoided or mitigated by filing an election under Section 83(b) of the Internal Revenue Code, as amended (the "Code"). Such election must be filed within thirty (30) days after the date of this Agreement. RECIPIENT ACKNOWLEDGES THAT IT IS HIS OWN RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(B), EVEN IF RECIPIENT REQUESTS THE COMPANY TO MAKE THE FILING ON HIS OR HER BEHALF.

     13. Rights and obligations under this Agreement shall not be impaired by any amendment of this Agreement unless (i) the Company requests the consent of Recipient and (ii) Recipient consents in writing.

     14. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

     15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at its address hereinafter shown below its signature or at such other address as such party may designate by ten (10) days' advance written notice to the other party hereto.

     16. This Agreement shall be governed by the laws of the State of California without regard to such State's principles of conflict of laws.

     17. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, shall be binding upon Recipient, his or her heirs, executors, administrators, successors and assigns.

     18. This Agreement does not constitute an employment contract nor shall be deemed to create in any way whatsoever any obligation on Recipient's part to continue in the employ of the Company or any affiliate of the Company, or to limit the ability of the Company or any affiliate of the Company to terminate Recipient's employment with the Company or affiliate of the Company at any time, for any reason or for no reason.

     19. This Agreement constitutes the entire, final and exclusive statement of the agreement between the parties hereto with respect to the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


RECIPIENT:                                        SUGEN, INC.:

/s/ K. Peter Hirth Ph.D                           By /s/ Stephen Evans-Freke
---------------------------                          ---------------------------
K. Peter Hirth Ph.D                                  Stephen Evans-Freke
                                                     Chief Executive Officer and
Address: ------------------                          Chairman of the Board of
                                                     Directors
---------------------------